Share-Based Payment	12 Months Ended
Dec. 31, 2016
Share-Based Payment
Share-Based Payment

NOTE 13. SHARE-BASED PAYMENTS

Under our various plans, senior and other management employees and nonemployee directors have received nonvested stock and stock units. In conjunction with the acquisition of DIRECTV, restricted stock units issued under DIRECTV plans were converted to AT&T shares. The remaining shares will vest over a period of one to two years in accordance with the terms of those plans. We do not intend to issue any additional grants under the DIRECTV plans. Any future grants will be made under the AT&T plans.

We grant performance stock units, which are nonvested stock units, based upon our stock price at the date of grant and award them in the form of AT&T common stock and cash at the end of a three-year period, subject to the achievement of certain performance goals. We treat the cash settled portion of these awards as a liability. We grant forfeitable restricted stock and stock units, which are valued at the market price of our common stock at the date of grant and predominantly vest over a four- or five-year period. We also grant other nonvested stock units and award them in cash at the end of a three-year period, subject to the achievement of certain market based conditions. As of December 31, 2016, we were authorized to issue up to approximately 130 million shares of common stock (in addition to shares that may be issued upon exercise of outstanding options or upon vesting of performance stock units or other nonvested stock units) to officers, employees and directors pursuant to these various plans.

We account for our share-based payment arrangements based on the fair value of the awards on their respective grant date, which may affect our ability to fully realize the value shown on our consolidated balance sheets of deferred tax assets associated with compensation expense. We record a valuation allowance when our future taxable income is not expected to be sufficient to recover the asset. Accordingly, there can be no assurance that the current stock price of our common shares will rise to levels sufficient to realize the entire tax benefit currently reflected on our consolidated balance sheets. However, to the extent we generate excess tax benefits (i.e., that additional tax benefits in excess of the deferred taxes associated with compensation expense previously recognized) the potential future impact on income would be reduced.

Our consolidated statements of income include the compensation cost recognized for those plans as operating expenses, as well as the associated tax benefits, which are reflected in the table below

	2016	2015	2014
Performance stock units	$480	$299	$226
Restricted stock and stock units	152	147	93
Other nonvested stock units	21	5	(1)
Total	$653	$451	$318
Income tax benefit	$250	$172	$122

A summary of the status of our nonvested stock units as of December 31, 2016, and changes during the year then ended is presented as follows (shares in millions):

Nonvested Stock Units	Shares	Weighted-Average Grant-Date Fair Value
Nonvested at January 1, 2016	36	$33.78
Granted	16	36.65
Vested	(19)	33.12
Forfeited	(2)	35.16
Nonvested at December 31, 2016	31	$35.57

As of December 31, 2016, there was $587 of total unrecognized compensation cost related to nonvested share-based payment arrangements granted. That cost is expected to be recognized over a weighted-average period of 2.24 years. The total fair value of shares vested during the year was $614 for 2016, compared to $450 for 2015 and $327 for 2014.

It is our intent to satisfy share option exercises using our treasury stock. Cash received from stock option exercises was $179 for 2016, $46 for 2015 and $43 for 2014.